Exhibit 99.1

Cubist Pharmaceuticals Issues Voluntary U.S. Recall of Certain Lots of CUBICIN (daptomycin for injection)

500 mg in 10 mL single use vials

Due to Presence of Particulate Matter

Contacts

CONSUMERS:

Cubist Medical Information

(877) 282-4786

MEDIA:

Julie DiCarlo, (781) 860-8063

Senior Director, Corporate Communications

julie.dicarlo@cubist.com

Lexington, Mass., August 6, 2014 — Cubist Pharmaceuticals, Inc. (NASDAQ: CBST) today announced it is voluntarily recalling certain lots of CUBICIN® (daptomycin for injection) to the user level due to the potential presence of glass particulate matter in vials produced by a contract manufacturer. Please click here for the list of affected CUBICIN lot information.

The administration of a glass particulate, if present in an intravenous drug, poses a potential safety risk to patients such as a thromboembolism or a life-threatening pulmonary emboli. Other events such as phlebitis, mechanical block of the capillaries or arterioles, activation of platelets, or subsequent generation of microthrombi are also possible. Patients with a preexisting condition of trauma or other medical condition that adversely affects the microvascular blood supply are at an increased risk. Administration of a glass particulate can also lead to formation of granulomas, which represent a protective local inflammatory response to the foreign material.

Cubist has decided to issue a voluntary recall of these lots as a result of an issue with a manufacturing line of one of our suppliers that could result in glass particulate matter in vials. No complaints of glass in vial or adverse events in association with a product complaint of glass in vial have been reported to date for these recalled lots.

CUBICIN is an intravenously administered prescription product indicated for the treatment of skin infections and certain blood stream infections. CUBICIN is supplied in a single-use vial packaged in a carton (refer to www.cubicin.com).  CUBICIN was distributed nationwide to multiple consignees.

Cubist is notifying customers by letter and phone.  Anyone with an existing inventory of the product lots listed should determine whether they have product from the recalled lots, quarantine, and discontinue distribution of this recalled lots of the product and call Cubist at (855) 534-8309 between the hours of 9 a.m. to 7 p.m. EDT, Monday through Friday, to arrange for return and replacement of the affected lots.

As noted in the package insert for CUBICIN, parenteral drug products should be carefully inspected visually for particulate matter prior to administration. Healthcare providers should not use any CUBICIN vials containing particulate matter.

Patient safety is Cubist’s top priority and the Company wants to ensure that patients and the healthcare professionals using CUBICIN are aware of this recall and of what actions, if any, they should take.  Cubist is arranging for return of recalled product. An internal investigation has identified the root cause as a manufacturing issue with a single manufacturing line of one of our suppliers, and Cubist has suspended all manufacturing on this line.

For healthcare professionals and pharmacists with medical questions regarding this recall may contact Cubist Medical Information at (877) 282-4786 between the hours of 8 a.m. to 5:30 p.m. EDT, Monday through Friday.

To report an adverse event or a product complaint, please call (877) 282-4786.  Adverse events or quality problems experienced with the use of this product may also be reported to the FDA’s MedWatch Adverse Events Program either online, by regular mail or by fax.

•                  Complete and submit the report Online: http://www.fda.gov/MedWatch/report.htm

•                  Regular mail or Fax: Download form www.fda.gov/MedWatch/getforms.htm or call 1-800-332-1088 to request a reporting form, then complete and return to the address on the pre-addressed form, or submit by fax to 1-800-FDA-0178.

This recall is being conducted with the knowledge of the U.S. Food and Drug Administration.

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CUBICIN® Product Recall List — August 6, 2014

CUBICIN (daptomycin for injection) - 500 mg

NDC 67919-011-01; UPC 3 67919-011-01 6

Lot #	Expiration Date	Ship Dates (MM/DD/YYYY)
081753F	AUG 2014	11/22/2011 through 12/20/2011
081803F	AUG 2014	11/30/2011 through 12/8/2011
081853F	AUG 2014	12/7/2011 through 12/13/2011
090103F	SEP 2014	12/30/2011 through 1/9/2012
090153F	SEP 2014	1/6/2012 through 1/12/2012
090303F	SEP 2014	1/19/2012 through 1/25/2012
090353F	SEP 2014	1/25/2012 through 2/1/2012
090403F	SEP 2014	1/31/2012 through 2/7/2012
090453F	SEP 2014	11/17/2011 through 3/8/2012
090503F	SEP 2014	2/10/2012 through 2/17/2012
100503F	OCT 2014	2/22/2012 through 2/29/2012
100553F	OCT 2014	2/29/2012 through 3/7/2012
100603F	OCT 2014	3/7/2012 through 5/8/2012
100653F	OCT 2014	3/13/2012 through 3/20/2012
100703F	OCT 2014	3/20/2012 through 3/27/2012
100753F	OCT 2014	3/27/2012 through 4/12/2012
100803F	OCT 2014	4/2/2012 through 4/17/2012
100853F	OCT 2014	4/17/2012 through 4/25/2012

100903F	OCT 2014	4/25/2012 through 5/2/2012
101303F	NOV 2014	5/1/2012 through 5/23/2012
110303F	NOV 2014	5/7/2012 through 5/30/2013
110353F	NOV 2014	5/14/2012 through 5/21/2012
110403F	NOV 2014	5/21/2012 through 5/30/2012
110453F	NOV 2014	5/23/2012 through 6/25/2012
110503F	NOV 2014	5/30/2012 through 6/5/2012
110603F	NOV 2014	7/13/2012 through 7/18/2012
110653F	NOV 2014	6/5/2012 through 6/12/2012
110703F	NOV 2014	6/11/2012 through 6/19/2012
120303F	DEC 2014	6/18/2012 through 7/19/2012
120353F	DEC 2014	6/25/2012 through 7/2/2012
120403F	DEC 2014	7/2/2012 through 7/9/2012
120453F	DEC 2014	7/9/2012 through 8/15/2012
120503F	DEC 2014	7/19/2012 through 7/26/2012
120553F	DEC 2014	7/26/2012 through 8/2/2012
120653F	DEC 2014	8/2/2012 through 8/8/2012
120703F	DEC 2014	8/8/2012 through 9/12/2012
140453F	FEB 2015	9/20/2012 through 9/27/2012
140603F	MAR 2015	10/8/2012 through 10/24/2012
140653F	MAR 2015	10/10/2012 through 10/16/2012
140703F	MAR 2015	10/16/2012 through 10/24/2012

150203F	MAR 2015	10/22/2012 through 10/29/2012
150253F	MAR 2015	10/25/2012 through 11/5/2012
150303F	MAR 2015	11/1/2012 through 11/6/2012
150353F	MAR 2015	11/6/2012 through 11/13/2012
150403F	MAR 2015	10/25/2012 through 12/17/2012
150453F	MAR 2015	11/19/2012 through 11/26/2012
160853F	MAY 2015	12/6/2012 through 12/20/2012
160903F	MAY 2015	12/13/2012 through 1/24/2013
160953F	MAY 2015	12/18/2012 through 1/24/2013
161003F	MAY 2015	12/26/2012 through 2/14/2013
161053F	MAY 2015	1/2/2013 through 1/7/2013
161103F	MAY 2015	1/7/2013 through 1/14/2013
181003F	JUN 2015	1/14/2013 through 1/18/2013
181053F	JUN 2015	1/17/2013 through 2/25/2013
181103F	JUN 2015	1/24/2013 through 2/25/2013
181153F	JUN 2015	1/31/2013 through 2/25/2013
181603F	JUN 2015	2/7/2013 through 2/13/2013
181653F	JUN 2015	8/20/2012 through 11/14/2012
181703F	JUN 2015	11/14/2012 through 12/13/2012
201503F	AUG 2015	2/13/2013 through 3/26/2013
201553F	AUG 2015	2/19/2013 through 2/26/2013

201603F	AUG 2015	2/25/2013 through 3/4/2013
201753F	SEP 2015	3/18/2013 through 4/22/2013
210453F	SEP 2015	3/25/2013 through 4/1/2013
210503F	OCT 2015	5/6/2013 through 5/14/2013
210553F	OCT 2015	12/13/2012 through 2/12/2013
210603F	OCT 2015	5/14/2013 through 6/10/2013
210653F	OCT 2015	2/12/2013 through 3/18/2013
220353F	OCT 2015	5/20/2013 through 5/29/2013
220403F	OCT 2015	5/28/2013 through 6/4/2013
220453F	OCT 2015	6/3/2013 through 7/8/2013
220503F	NOV 2015	6/13/2013 through 6/20/2013
220553F	NOV 2015	6/19/2013 through 6/26/2013
220603F	NOV 2015	6/26/2013 through 7/25/2013
230303F	NOV 2015	7/1/2013 through 7/10/2013
230353F	NOV 2015	7/9/2013 through 7/17/2013
230403F	NOV 2015	7/17/2013 through 8/19/2013
230453F	NOV 2015	7/24/2013 through 7/31/2013
230503F	NOV 2015	7/31/2013 through 8/19/2013
230553F	NOV 2015	8/7/2013 through 8/29/2013
240053F	DEC 2015	10/17/2013 through 10/23/2013
240153F	DEC 2015	10/23/2013 through 10/30/2013
240203F	DEC 2015	10/30/2013 through 11/6/2013

240253F	DEC 2015	11/5/2013 through 11/12/2013
240303F	DEC 2015	8/14/2013 through 8/21/2013
260603F	FEB 2016	11/12/2013 through 12/11/2013
260653F	FEB 2016	11/18/2013 through 11/25/2013
260703F	FEB 2016	10/16/2013 through 12/3/2013
271303F	MAR 2016	12/19/2013 through 12/30/2013
271353F	MAR 2016	12/26/2013 through 1/6/2014
271403F	MAR 2016	1/2/2014 through 1/7/2014
271453F	MAR 2016	1/3/2014 through 2/24/2014
271503F	MAR 2016	2/24/2014 through 3/31/2014
271553F	MAR 2016	3/31/2014 through 4/18/2014
280203F	APR 2016	2/17/2014 through 2/25/2014
280253F	APR 2016	2/24/2014 through 3/4/2014
280303F	APR 2016	3/4/2014 through 4/10/2014
280403F	APR 2016	3/10/2014 through 3/18/2014
290203F	MAY 2016	3/31/2014 through 4/16/2014
290303F	MAY 2016	4/7/2014 through 4/14/2014
290353F	MAY 2016	10/30/2013 through 2/17/2014

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